UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2008

IMCLONE SYSTEMS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-19612	04-2834797
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Varick Street
New York, New York 10014

(Address of principal executive offices) (Zip Code)

(212) 645-1405

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

ImClone Systems Incorporated has received a clinical update from the Phase 3 CRYSTAL study of ERBITUX® (cetuximab) plus FOLFIRI, an irinotecan-based chemotherapy, in patients with previously untreated metastatic colorectal cancer (the "clinical update"). As reported in 2007, the 1,198-patient CRYSTAL study, conducted by Merck KGaA, Darmstadt, Germany, met its primary endpoint of increasing progression-free survival. The clinical update includes data on the secondary endpoint of overall survival. Full CRYSTAL study results, including the clinical update as well as additional efficacy and safety data in all patient populations, will be presented at the European Society of Medical Oncology Annual Meeting in Stockholm, Sweden, taking place September 12-16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED (Registrant)
Dated: September 4, 2008	By:	/s/ Andrew K. W. Powell Andrew K. W. Powell Senior Vice President and General Counsel